                                                                   EXHIBIT 10.32

      FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT


      This fourth amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of January 30, 1998, by and between U.
S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:

      A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower. U. S. Bank and Borrower have entered into three previous amendments to the Credit Agreement.

      B. Borrower has requested U. S. Bank to reset certain financial covenants set forth in the Credit Agreement. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's request.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.  AMENDMENT; DEFINITIONS

1.1   AMENDMENT

      The Credit Agreement and each of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

1.2   MODIFICATION AND ADDITION OF DEFINITIONS

            As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.


THIRD AMENDMENT TO FIRST AMENDED
AND RESTATED CREDIT AGREEMENT                                        PAGE 1

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ARTICLE II.  FINANCIAL COVENANTS

2.1   TANGIBLE NET WORTH

      Section 8.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            Permit Tangible Net Worth to be less than the following amounts at any time during the time periods set forth below:


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
                            MINIMUM TANGIBLE
   TIME PERIODS                NET WORTH
------------------          ----------------
 1/31/98 - 2/27/98           ($8,000,000)
 2/28/98 - 3/30/98           ($8,000,000)
 3/31/98 - 4/29/98           ($7,600,000)
 4/30/98 - 5/30/98           ($7,300,000)
 5/31/98 - 6/29/98           ($6,500,000)
 6/30/98 - 7/30/98           ($5,700,000)
 7/31/98 - 8/30/98           ($4,500,000)
 8/31/98 - 9/29/98           ($3,700,000)
 9/30/98 - 10/30/98          ($2,800,000)
10/31/98 - 11/29/98          ($2,800,000)
11/30/98 - 12/30/98          ($2,800,000)
12/31/98 - 1/30/99           ($2,800,000)
 1/31/99 - 2/27/99           ($3,500,000)
 2/28/99 - 3/30/99           ($3,000,000)
 3/31/99 and thereafter      ($2,500,000)

2.2   WORKING CAPITAL

      Section 8.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            Permit Working Capital to be less than the following amounts at any time during the time periods set forth below:


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

                              MINIMUM WORKING
      TIME PERIODS                CAPITAL
-------------------------     ---------------
    1/31/98 - 2/27/98            $6,100,000
    2/28/98 - 3/30/98            $6,200,000
    3/31/98 - 4/29/98            $6,400,000
    4/30/98 - 5/30/98            $4,100,000
    5/31/98 - 6/29/98            $4,800,000
    6/30/98 - 7/30/98            $5,600,000
    7/31/98 - 8/30/98            $6,500,000
    8/31/98 - 9/29/98            $7,500,000
    9/30/98 - 10/30/98           $3,400,000
   10/31/98 - 11/29/98           $3,400,000
   11/30/98 - 12/30/98           $3,600,000
   12/31/98 - 1/30/99            $1,100,000
    1/31/99 - 2/27/99            $6,100,000
    2/28/99 - 3/30/99            $6,200,000
    3/31/99 and thereafter       $6,400,000

2.3   DEBT SERVICE COVERAGE RATIO

      Section 8.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:


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            Permit the Debt Service Coverage Ratio to be less than the following amounts as of the last day of each month set forth below for such month.


                            MINIMUM DEBT SERVICE
       MONTH ENDING            COVERAGE RATIO
     ----------------       --------------------
         1/31/98                  (1.8):1.0
         2/28/98                   1.1:1.0
         3/31/98                   2.1:1.0
         4/30/98                   2.9:1.0
         5/31/98                   3.4:1.0
         6/30/98                   2.1:1.0
         7/31/98                   4.5:1.0
         8/31/98                   4.7:1.0
         9/30/98                   0.1:1.0
         10/31/98                  0.9:1.0
         11/30/98                  1.5:1.0
         12/31/98                  0.0:1.0
         1/31/99                  (1.8):1.0
         2/28/99                   1.1:1.0
  3/31/99 and thereafter           2.1:1.0


2.4   SENIOR DEBT RATIO

      Section 8.18 of the Credit Agreement (Senior Debt Ratio) is hereby deleted in its entirety.

ARTICLE III.  CONDITIONS PRECEDENT

      The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:


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      (a)   U. S. Bank shall have received this Amendment, duly executed and delivered by Borrower, H.S.C., Inc., Sungold Eyewear, Inc. and Private Eyes Sunglass Corporation.

      (b) After having given effect to any waivers set forth in this Amendment, there shall not exist any Default or Event of Default.

      (c) All representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

      (d) U. S. Bank shall have received a certified resolution of the board of directors of Borrower in a form acceptable to U. S. Bank.

ARTICLE IV. GENERAL PROVISIONS

4.1   REPRESENTATIONS AND WARRANTIES

      Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment and after having given effect to any waivers set forth in this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

4.2   SECURITY

      All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

4.3   GUARANTIES

      The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranties.


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4.4   PAYMENT OF EXPENSES

      Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and the exhibits hereto, including, without limitation, attorneys' fees incurred by U. S. Bank.

4.5   SURVIVAL OF CREDIT AGREEMENT

      The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full.

4.6   LANDLORD'S CONSENT

      Borrower agrees to use its best efforts to obtain the signature of the landlord of Borrower's Lynnwood, Washington location on a landlord's consent in a form to be provided by U. S. Bank to Borrower or such other form that is subsequently negotiated among Borrower, U. S. Bank and such landlord.

4.7   RELEASE OF CLAIMS

      IN CONSIDERATION FOR U. S. BANK'S AGREEMENT TO ENTER INTO THIS AMENDMENT, BORROWER, H.S.C., INC., SUNGOLD EYEWEAR, INC., AND PRIVATE EYES SUNGLASS CORPORATION EACH HEREBY RELEASES AND FOREVER DISCHARGES U. S. BANK, ITS PREDECESSORS AND SUCCESSORS-IN-INTEREST, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, CHARGES, ACTIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, COMPENSATION, AND SUITS OF ANY KIND, PAST, PRESENT OR FUTURE, ARISING FROM OR ALLEGED TO ARISE FROM THEIR BUSINESS RELATIONSHIP, INCLUDING THE RELATIONSHIP PROVIDED FOR IN THE CREDIT AGREEMENT THROUGH THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN. THIS RELEASE IS INTENDED TO BE COMPLETE AND COMPREHENSIVE WITH RESPECT TO ALL SUCH CLAIMS. THIS RELEASE OF CLAIMS HAS BEEN COMPLETELY READ AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE AND SETTLEMENT WITH RESPECT TO ALL CLAIMS, DISPUTED OR OTHERWISE.


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4.8   COUNTERPARTS

      This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

4.9   STATUTORY NOTICE

      ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

      IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                    GARGOYLES, INC., a Washington
                                    corporation


                                    By  /s/ STEVEN R. KINGMA
                                       --------------------------------------

                                    Title   VP & CFO
                                         ------------------------------------



                                    U. S. BANK NATIONAL ASSOCIATION


                                    By  /s/ DAVID C. LARSON
                                      --------------------------------------
                                      David C. Larsen, Vice President




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Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its
Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, (iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim, and (v) agrees to the release of claims set forth in Section 4.7 of this Amendment.



                                    H.S.C., Inc., a Washington corporation


                                    By  /s/ DOUGLAS B. HAUFF
                                      ------------------------------------------
                                    Title  President & CEO
                                         ---------------------------------------


                                    SUNGOLD EYEWEAR, INC., a Washington
                                    corporation


                                    By  /s/ DOUGLAS B. HAUFF
                                      ------------------------------------------
                                    Title   CEO
                                         ---------------------------------------

                                    PRIVATE EYES SUNGLASS CORPORATION, a
                                    Washington corporation


                                    By  /s/ DOUGLAS B. HAUFF
                                      ------------------------------------------
                                    Title    CEO
                                         ---------------------------------------


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